                          GUARANTY AND PLEDGE AGREEMENT

     THIS  GUARANTY  AND PLEDGE  AGREEMENT  ("Agreement")  is entered into as of
April 25, 2007, among NovaStar Financial, Inc. ("NovaStar Financial"),  NovaStar
Mortgage, Inc. ("NovaStar Mortgage"),  NFI Holding Corporation ("NFI Holding" as
"Pledgor" and as a Guarantor  hereunder);  and Homeview Lending Inc. ("Homeview"
and jointly and severally  with NovaStar  Financial,  NovaStar  Mortgage and NFI
Holding,  each a Guarantor and collectively the "Guarantors") and Wachovia Bank,
N.A.  (the  "Buyer",  which term shall  include any buyer for whom Buyer acts as
Agent as defined and provided for in the Master Repurchase Agreement referred to below).

                                    RECITALS

     A. Pursuant to the Master  Repurchase  Agreement (2007  Servicing  Rights),
dated as of April 25, 2007, (the "Master  Repurchase  Agreement"),  by and among
NovaStar  Mortgage and Buyer, the Buyer has agreed to purchase  Servicing Rights from the Seller and the Seller has agreed to repurchase  such  Servicing  Rights upon the terms and subject to the conditions set forth therein.

     B. As of the date hereof,  NFI Holding holds all of the outstanding  shares of  NovaStar  Mortgage  and  NovaStar  Mortgage is a  subsidiary  of NFI Holding
Corporation,  which is a  subsidiary  of NovaStar  Financial,  Inc. and Homeview
Lending,  Inc. is a subsidiary of NFI Holding.  NovaStar  Financial and NovaStar
Mortgage  will derive a benefit from the Buyer's  purchase and sale of Servicing
Rights from and to the Seller pursuant to the Master  Repurchase  Agreement.  To induce  the Buyer to enter into the Master  Repurchase  Agreement  and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,  the Guarantors  have agreed to guaranty the Seller's  obligations with respect to the Master Repurchase  Agreement,  and the Pledgor has agreed to pledge and grant a security  interest  in the  Pledged  Collateral  (as  defined herein) as security for such guaranty.

     C. It is a condition  precedent to the  obligation of the Buyer to purchase the Servicing Rights from the Seller under the Master Repurchase  Agreement that the  Guarantors  and Pledgor shall have executed and delivered this Agreement to the Buyer.

     NOW, THEREFORE,  for good and valuable  consideration,  receipt of which by the parties  hereto is hereby  acknowledged,  the parties hereto hereby agree as follows:

     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the
Master  Repurchase  Agreement  and used herein shall have the meanings  given to them in the Master Repurchase Agreement.

     (b)  "Expiration  Date" shall have the  meaning  set forth in Section  2(c)
herein.

     (c) "Pledged Collateral" shall have the meaning assigned thereto in Section
3.01 hereof.

     (d) "Obligations"  shall mean the obligations and liabilities of the Seller and the Guarantors to the Buyer, including,  without limitation, the obligations whether direct or

indirect,  absolute or  contingent,  due or to become  due,  or now  existing or hereafter  incurred,  which may arise under, or out of or in connection with the
Master Repurchase Agreement,  this Guaranty, any other Program Documents and any other  document  made,  delivered or given in connection  therewith or herewith, whether on account of covenants,  Repurchase Prices,  reimbursement obligations, fees, indemnities,  costs, expenses (including, without limitation, all fees and disbursements of counsel to the Buyer that are required to be paid by the Seller pursuant to the terms of the Program Documents) or otherwise.

     (e) "Pledged Collateral" shall have the meaning assigned thereto in Section
3.01 hereof.

     (f)  "Pledged  Shares"  shall  mean all of the  common  stock  of  NovaStar
Mortgage owned by or acquired by NFI Holding from time to time.

     (g) "UCC" shall mean the Uniform  Commercial Code as in effect in the State of New York at any time; provided, that if, by reason of mandatory provisions of law, the validity or perfection of the Buyer's security  interest in any item of
Pledged  Collateral is governed by the UCC as in effect in a jurisdiction  other than New York, "UCC" shall mean the UCC as in effect in such other  jurisdiction for purposes of the provisions hereof relating to such validity or perfection.

     (h) The words  "hereof,"  "herein"  and  "hereunder"  and words of  similar import when used in this  Guaranty  shall refer to this  Guaranty as a whole and not to any  particular  provision of this  Guaranty,  and section and  paragraph references are to this Guaranty unless otherwise specified.

     (i) The meanings given to terms defined herein shall be equally  applicable to both the singular and plural forms of such terms.

     2. Guaranty.  (a) The Guarantors hereby,  unconditionally  and irrevocably, guarantee to the Buyer and its  successors,  endorsees,  transferees and assigns the prompt and complete payment and performance by the Sellers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

     (b) The  Guarantors  further agree to pay any and all expenses  (including, without limitation,  all reasonable fees and disbursements of counsel) which may be paid or incurred  by the Buyer in  enforcing  any rights with  respect to, or collecting,  any or all of the  Obligations  and/or  enforcing  any rights  with respect to, or collecting  against,  the Guarantors  under this  Guaranty.  This
Guaranty shall remain in full force and effect until the Obligations are paid in full,  notwithstanding  that from time to time prior  thereto any or all Sellers may be free from any Obligations.

     (c) No payment or payments made by the Sellers,  the Guarantors,  any other guarantor  or any other  Person or received or  collected  by the Buyer from the
Sellers,  the  Guarantors,  any other guarantor or any other Person by virtue of any action or proceeding or any set-off or  appropriation  or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify,  reduce,  release or otherwise  affect the liability of the
Guarantors  hereunder which shall,  notwithstanding any such payment or payments other than payments  made by the  Guarantors  in respect of the  Obligations  or payments

received or collected from the Guarantors in respect of the Obligations,  remain liable for the Obligations until the Obligations are paid in full and the Master
Repurchase Agreement is terminated (the "Expiration Date").

     (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Buyer on account of its liability hereunder, it will notify the Buyer in writing that such  payment is made under this  Guaranty for such purpose.

     (e) Each  Guarantor  shall be jointly and  severally  liable with the other
Guarantors to the Buyer for all obligations of the Guarantors hereunder.

     3. Pledge of NovaStar Mortgage Stock.

     3.01 Pledged  Collateral.  As collateral security for the prompt payment in full when due of the  Obligations  and solely to secure  such debt,  NFI Holding hereby pledges,  collaterally  assigns and hypothecates to the Buyer, and hereby grants to the Buyer,  for the  benefit of both the  Buyer's  own account and the account  of  affiliates  of the  Buyer  for  which  the Buyer is acting as agent pursuant to the Master Netting Agreement,  a lien on and first priority security interest in, all of NFI Holding's right, title and interest in, to and under the following,  whether now owned by NFI Holding or  hereafter  acquired and whether now existing or hereafter  coming into existence and wherever located (all being collectively referred to herein as the "Pledged Collateral"):

     (a) the Pledged Shares,  including,  without limitation,  (i) all rights of
NFI Holding to receive moneys (including  dividends) due but unpaid or to become due under the  Pledged  Shares and all  property  received  in  substitution  or exchange therefore, (ii) all of NFI Holding's rights and privileges with respect to the Pledged  Shares,  (iii) all rights of NFI Holding to property of NovaStar
Mortgage,  (iv) all rights of NFI Holding to receive  proceeds of any insurance, bond, indemnity, warranty or guaranty with respect to NovaStar Mortgage, and (v)
all proceeds, payments, income and profits of the foregoing;

     (b) the official records and ledgers of NovaStar Mortgage; and

     (c) to the extent not included in the  foregoing,  all proceeds,  products, offspring,  rents,  revenues,  issues,  profits,  royalties,  income,  benefits, accessions,  additions,  substitutions and replacements of and to any and all of the foregoing.

     3.02 Later Acquired Shares, Stock Dividends, Options or Adjustments.  Until
the  Expiration  Date,  NFI  Holding  shall  deliver  to the  Buyer  any and all additional shares of stock or any other property of any kind distributable on or by reason of the Pledged  Collateral,  whether in the form of or by way of stock dividends,  warrants,  total or partial  liquidation,  conversion,  prepayments, redemptions  or  otherwise,  including,  but not  limited  to,  cash  dividends, allowable under applicable law, or cash interest  payments,  as the case may be.
If any additional  shares of capital stock,  instruments,  or other property,  a security  interest in which can only be  perfected by  possession  by the Buyer, which are  distributable on or by reason of the Pledged  Collateral,  shall come into the  possession  or control of NFI  Holding,  NFI Holding  shall  forthwith transfer and deliver such property to the Buyer as Pledged Collateral hereunder.

     3.03 Delivery of Share Certificates and Stock Powers.  Simultaneously  with the  delivery  of this  Guaranty,  NFI  Holding is  delivering  to the Buyer all certificated instruments and stock certificates representing the Pledged Shares, together  with  stock  powers  duly  executed  in  blank by NFI  Holding  and if requested by Buyer,  shall deliver the  registration  book  maintained  NovaStar
Mortgage with respect to the Pledged Shares.  NFI Holding shall promptly deliver to the Buyer, or cause NovaStar Mortgage or any other entity issuing the Pledged
Collateral to deliver  directly to the Buyer,  (i) share  certificates  or other instruments  representing any Pledged Shares acquired or received by NFI Holding after the date of this Agreement and (ii) a stock or bond power duly executed in blank by NFI  Holding.  If at any time the Buyer  notifies  NFI Holding  that it requires  additional  stock powers endorsed in blank, NFI Holding shall promptly execute in blank and deliver the requested power to the requesting party.

     3.04  Power  of  Attorney,   Irrevocable  Proxy.  (a)  NFI  Holding  hereby
constitutes and irrevocably  appoints the Buyer, with full power of substitution and  revocation,  as NFI Holding's  true and lawful  attorney-in-fact,  with the power, to the full extent  permitted by law, to affix to any notes and documents representing  the Pledged  Collateral  the stock or bond powers  delivered  with respect  thereto,  and  to  transfer  or  cause  the  transfer  of  the  Pledged
Collateral,  or any part  thereof,  on the books of the  Seller or other  entity issuing such Pledged  Collateral,  to the name of the Buyer or any nominee,  and thereafter to exercise with respect to such Pledged Collateral,  all the rights, powers and remedies of an owner.  The power of attorney granted pursuant to this
Section and all authority  hereby  conferred are granted and conferred solely to protect the Buyer's interest in the Pledged  Collateral and shall not impose any duty upon the Buyer to  exercise  any  power.  This power of  attorney  shall be irrevocable as one coupled with an interest until the Expiration Date.

     (b) As of the date hereof,  NFI Holding hereby  constitutes and irrevocably appoints  the Buyer,  with full power of  substitution  and  revocation,  as NFI
Holding's true and lawful  attorney-in-fact,  with the power, to the full extent permitted by law, to vote as proxy the Pledged  Collateral  at a meeting,  or to express  consent or dissent to  corporate  action in writing  without a meeting, with respect to those actions  described in paragraphs  3(c), 3(d) and 10 of the
Certificate  of  Incorporation  of  NovaStar  Mortgage.   This  proxy  shall  be
irrevocable  as one  coupled  with an  interest  and  shall be valid  until  the
Expiration Date.

     3.05  Dividends.  NFI  Holding  agrees  that it shall  not  cause  NovaStar
Mortgage to declare or make payment of (i) any dividend or other distribution on any shares of its capital stock, or (ii) any payment on account of the purchase, redemption,  retirement or acquisition of any option,  warrant or other right to acquire shares of its capital stock.

     4. Representations and Warranties of the Guarantors.

     4.01 Each Guarantor hereby represents and warrants that:

     (a) It is duly  organized and validly  existing in good standing  under the laws of the jurisdiction under which it is organized and is duly qualified to do business  and is in good  standing in every other  jurisdiction  as to which the nature of the business conducted by it makes such qualification necessary.

     (b) It has the full power,  authority  and legal right to execute,  deliver and perform its  obligations  under this  Guaranty.  This Guaranty has been duly executed and delivered

by it, has not been amended or otherwise  modified,  is in full force and effect and is the legal,  valid and binding  obligation of each Guarantor,  enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency,  reorganization,  moratorium  or other  similar laws  relating to or affecting the rights of creditors  generally and to the  application  of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

     (c)  Neither  the   execution   and  delivery  of  this  Guaranty  nor  the
consummation  of the  transactions  contemplated  herein will  conflict  with or result in a breach of, or require  any  consent  under,  any  applicable  law or
regulation,   or  any  order,  writ,  injunction  or  decree  of  any  court  or governmental  authority or agency,  or any agreement or instrument to which each
Guarantor  is a party or by which each  Guarantor or its property is bound or to which  each  Guarantor  is  subject,  or  constitute  a  default  under any such agreement  or  instrument,  or (except for the liens  created  pursuant  hereto)
result  in the  creation  or  imposition  of any  lien or  encumbrance  upon the
Guarantors'  revenues or assets  pursuant to the terms of any such  agreement or instrument.

     (d)  Each  Guarantor  has  received  and  reviewed  copies  of  the  Master
Repurchase Agreement.

     (e) This  Guaranty  is the  legal,  valid and  binding  obligation  of each
Guarantor,  enforceable  against each  Guarantor,  in accordance with its terms, subject to bankruptcy,  insolvency and similar laws and to the  availability  of equitable remedies.

     (f) There is no action, suit or proceeding at law or in equity by or before any governmental  authority,  arbitral tribunal or other body now pending, or to the best of each  Guarantor's  knowledge,  threatened  against or affecting each
Guarantor or any of its respective  property that is reasonably likely to have a material adverse effect on each Guarantor's condition, financial or otherwise.

     (g)  No  authorizations,  approvals  or  consents  of,  and no  filings  or registrations with, any governmental  authority are necessary for the execution, delivery or performance by the Guarantors of this Guaranty.

     4.02 NFI Holding as Pledgor hereby represents and warrants that:

     (a) The chief place of business and chief  executive  office of NFI Holding is 8140 Ward Parkway,  Suite 300, Kansas City,  Missouri 64114.  NFI Holding has
heretofore  delivered  to  the  Buyer  a  certified  copy  of  the  articles  of incorporation and by-laws of NovaStar Mortgage as in effect on the date hereof.

     (b) Upon the filing of UCC-1 financing statements  ("UCC-Is") in the States of Delaware and Virginia  and, to the extent that the Pledged  Collateral or any part  thereof  constitutes  "securities"  for  purposes of Article 8 of the UCC, registration  of such pledge on the  registration  book  maintained  by NovaStar
Mortgage,  the  pledge and  security  interest  hereunder  in favor of the Buyer constitutes a first priority  pledge and security  interest in and to all of the
Pledged Collateral pledged by NFI Holding hereunder.

     (c) It is the sole beneficial owner of the Pledged Collateral pledged under
Section  3 hereof  free and  clear of all  claims,  mortgages,  pledges,  liens, security interests and other encumbrances of any nature whatsoever (and no right or option to acquire  the same  exists in favor of any other  person or entity), except for the  assignment,  pledge and security  interest in favor of the Buyer created or provided for herein, and NFI Holding agrees that it will not encumber or grant any security  interest in or with respect to the Pledged  Collateral or permit any of the foregoing.

     (d)  NFI  Holding  does  not,  in  connection  with  pledging  the  Pledged
Collateral,  have any actual  intent to hinder,  delay or defraud  any entity to which NovaStar Mortgage becomes indebted.

     (e) In exchange for the pledge and  guaranty  hereunder,  NFI  Holding,  as holder of the Pledged Shares,  will derive a benefit from the sale, transfer and assignment of the Servicing Rights to the Buyer.

     (f) It is solvent on the date  hereof  and will not become  insolvent  as a result of the pledge.

     (g) It does not intend to incur, or believe in respect of the pledge of the
Pledged  Collateral,  that it will incur, debts that would be beyond its ability to pay such debts as such debts mature.

     (h)  The   Pledged   Shares  are  validly   issued,   fully  paid  for  and
nonassessable.  No options,  warrants or other  agreements  with  respect to the
Pledged Shares are  outstanding.  The Pledged Shares represent all of the shares of capital stock in NovaStar Mortgage.

     5.01 NFI Holding covenants and agrees that:

     (a) It shall not create, incur, assume or permit to exist any lien upon any of the Pledged Collateral other than the Lien of Buyer hereunder.

     (b) Without the prior written consent of the Buyer, it will not (i) vote to enable, or take any other action to permit, NovaStar Mortgage to issue any stock or other  equity  securities  of any  nature or to issue  any  other  securities convertible  into or granting the right to purchase or exchange for any stock or other equity  securities of NovaStar  Mortgage or (ii) sell,  assign,  transfer, exchange  or  otherwise  dispose  of, or grant any option  with  respect to, the
Pledged Collateral.

     (c) It shall  not  file or cause or  suffer  to be filed  with  respect  to
NovaStar Mortgage a voluntary petition in bankruptcy to seek relief for NovaStar
Mortgage  under any  provision of any  bankruptcy,  reorganization,  moratorium, delinquency,  arrangement,  insolvency,  readjustment  of debt,  dissolution  or liquidation law of any  jurisdiction  whether now or subsequently in effect,  or consent to the filing of any petition against  NovaStar  Mortgage under any such law,  or consent to the  appointment  of or taking  possession  by a  custodian, receiver, conservator, trustee, liquidator, sequestrator or similar official for
NovaStar Mortgage or of all or any part of NovaStar Mortgage's property, or make an assignment for the benefit of NovaStar Mortgage.

     (d) Delivery and Other Perfection. NFI Holding shall:

          (i) if any  Pledged  Collateral  required to be pledged by NFI Holding herein is received by NFI Holding,  forthwith  either (x) transfer and deliver to the Buyer such  shares or  securities  so  received  by NFI
          Holding  (together  with  the  certificates  for any such  shares  and securities  duly  endorsed in blank or  accompanied  by undated  stock powers duly executed in blank),  all of which thereafter shall be held by the Buyer,  pursuant to the terms of this Guaranty,  as part of the
          Pledged  Collateral  or (y) take such other  action as the Buyer shall deem  necessary  or  appropriate  to  record  duly  the  lien  created hereunder in such ownership  interests,  shares,  securities,  moneys, property or other interests in said clauses; and

          (ii)  give,  execute,   deliver,  file  and/or  record  any  financing
          statements,  continuation  statement,  notice,  instrument,  document, agreement or other  papers that may be necessary or desirable  (in the judgment of the Buyer) to create,  preserve,  perfect or validate  the security  interest  granted  pursuant hereto or to enable the Buyer to exercise and enforce its rights  hereunder with respect to such pledge and security interest (including,  without limitation,  causing any or all of the Pledged  Collateral  to be  transferred  of record into the name of the Buyer or its  nominee  (and the Buyer  agrees  that if any
          Pledged  Collateral  is  transferred  into its name or the name of its nominee, it will thereafter promptly give to NFI Holding copies of any notices  and  communications  received  by  it  with  respect  to  the applicable  Pledged  Collateral));  without limiting the generality of the  foregoing,  if any Pledged  Collateral  shall be  evidenced  by a promissory  note or other  instrument,  NFI Holding  shall deliver and pledge  to  the  Buyer  such  note  or  instrument  duly  endorsed  or accompanied  by duly executed  instruments  of transfer or assignment, all in form and substance satisfactory to the Buyer.

     (e) Other Financing  Statements and Liens. Without the prior consent of the
Buyer, NFI Holding shall not file or suffer to be on file or filed, or authorize or  permit  to be filed or to be on file,  in any  jurisdiction,  any  financing statement or like instrument with respect to the Pledged Collateral in which the
Buyer is not named as the sole secured party.

     (f)  Preservation  of Rights.  The Buyer  shall not be required to take any steps  necessary  to preserve  any rights  against  prior  parties to any of the
Pledged Collateral.

     (g) Pledged Collateral.

          (i) Except as provided in Section  3.04(b)  above and  notwithstanding anything to the contrary herein or in the Master Repurchase  Agreement or any documents  referenced  therein,  so long as no Event of Default shall have  occurred  and be  continuing,  NFI Holding  shall have the right to exercise all voting and  corporate  rights  pertaining to the
          Pledged Collateral for all purposes not inconsistent with the terms of this  Agreement,  the Master  Repurchase  Agreement  or any  documents referenced therein;  provided that (i) NFI Holding agrees that it will not vote the Pledged  Collateral  in any manner  that is  inconsistent with the terms of this Guaranty,  the Master  Repurchase  Agreement or any documents  referenced therein and (ii) the Buyer shall execute and deliver to NFI Holding or cause to be executed  and  delivered  to NFI
          Holding  all such  proxies,  powers of  attorney,  dividend  and other orders, and all such instruments, without recourse, as NFI Holding may reasonably request for the purpose of enabling NFI Holding to exercise the rights and powers  which it is entitled  to  exercise  pursuant to this Section 5.01(g).

          (ii) Any  provisions  of the articles of  incorporation  or by-laws of
          NovaStar  Mortgage  restricting the  transferability  of the ownership interests in NovaStar  Mortgage shall not apply to the exercise by the
          Buyer of any of its rights and  remedies  under the Master  Repurchase
          Agreement  or  any  document   referenced  therein  or  to  any  sale,
          assignment,  transfer or other  disposition by the Buyer of all or any part of any ownership interest in NovaStar Mortgage.

          (iii) NFI Holding recognizes and agrees that the Buyer has an absolute and  unconditional  right to liquidate the Pledged  Collateral upon an
          Event of Default.  NFI  Holding  agrees not to seek any  equitable  or other relief to delay or prevent the Buyer from  exercising  its right to liquidate the Pledged Collateral upon an Event of Default. Further,
          NFI Holding  recognizes and agrees that (i) the Pledged  Collateral is not unique,  (ii) NFI Holding  will not be  irreparably  harmed if the
          Pledged  Collateral  is  liquidated  by the  Buyer  upon an  Event  of
          Default,  and (iii) in the event NFI  Holding  has a claim or cause of action against the Buyer for liquidation of the Pledged  Collateral or other  actions of the  Buyer,  money  damages  will be  sufficient  to satisfy such claim or cause of action.

     (h) Events of  Default,  Etc.  During the period  during  which an Event of
Default has occurred and be continuing:

          (i) the Buyer shall have all of the rights and  remedies  with respect to the Pledged  Collateral  of a secured  party under the UCC and such additional  rights and  remedies to which a secured  party is entitled under the laws in  effect in any  jurisdiction  where any  rights  and remedies hereunder may be asserted (including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual  and other  powers of ownership  pertaining  to the Pledged
          Collateral  as if the Buyer were the sole and absolute  owner  thereof
          (and NFI Holding  agrees to take all such action as may be appropriate to give effect to such right));

          (ii) the Buyer may make any reasonable compromise or settlement deemed desirable with respect to any of the Pledged Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Pledged Collateral;

          (iii)  the Buyer  may,  in its name or in the name of NFI  Holding  or otherwise,  demand,  sue for, collect or receive any money or property at any time payable or  receivable  on account of, or in exchange for, any of the Pledged Collateral,  but shall be under no obligation to do so; and

          (iv) the Buyer may, with respect to the Pledged Collateral or any part thereof  which  shall  then  be or  shall  thereafter  come  into  the possession,  custody  or  control  of the Buyer or any of its  agents, sell,  lease,  assign or otherwise  dispose of all or any part of such
          Pledged  Collateral,  at such place or places as the Buyer deems best, and for cash or for credit or for  future  delivery  (without  thereby assuming any credit risk),  at public or private sale,  without demand of performance  or notice of intention to effect any such  disposition or of the time or place  thereof  (except  such  notice as is required above or by applicable  statute and cannot be waived),  and any Person may be the purchaser,  lessee,  assignee or recipient of any or all of the Pledged  Collateral  so disposed of at any sale (or, to the extent permitted by law, at any private  sale) and  thereafter  hold the same absolutely free from any claim or right of whatsoever kind,  including any right or equity of  redemption  (statutory or  otherwise),  of NFI
          Holding,  any such  demand,  notice and right or equity  being  hereby expressly  waived  and  released.  The Buyer  may,  without  notice or publication,  adjourn any public or private  sale or cause the same to be adjourned from time to time by  announcement  at the time and place fixed for the sale,  and such sale may be made at any time or place to which the sale may be so adjourned.

     NFI Holding recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the  "Securities  Act"),  and applicable state securities  laws, the Buyer may be compelled,  with respect to any sale of all or any part of the Pledged  Collateral which  constitutes a "security" under the  Securities  Act, to limit  purchasers to those who will agree,  among other things, to acquire such Pledged Collateral for their own account, for investment and  not  with a  view  to the  distribution  or  resale  thereof.  NFI  Holding acknowledges  that any such  private  sale may be at  prices  and on terms  less favorable to the Buyer than those obtainable  through a public sale without such restrictions,  and,  notwithstanding  such  circumstances,  agrees that any such private  sale  shall be deemed to have  been made in a  commercially  reasonable manner  and that the  Buyer  shall not have any  obligation  to engage in public sales and no obligation to delay the sale of any such Pledged Collateral for the period of time necessary to permit the respective  issuer thereof to register it for public sale.

     (i) Removals,  Etc.  Without at least thirty (30) days' prior notice to the
Buyer,  NFI Holding  shall not change the name under which it does business from the name shown on the signature pages hereto.

     (j) Private  Sale.  The Buyer shall not incur any  liability as a result of the sale of the Pledged  Collateral,  or any part  thereof,  at any private sale pursuant to Section 5.01(h) hereof  conducted in good faith.  NFI Holding hereby waives  any  claims  against  the  Buyer by reason of the fact that the price at which the Pledged  Collateral may have been sold at such a private sale was less than the price which might have been  obtained at a public sale or was less than the aggregate amount of the Obligations.

     (k) Attorney-in-Fact. Upon the occurrence and during the continuance of any
Event of Default,  the Buyer is hereby  appointed  the  attorney-in-fact  of NFI
Holding for the purpose of carrying out the  provisions of this Section 5.01 and taking  any  action  and  executing  any  instruments  which  the Buyer may deem necessary or advisable to accomplish the purposes hereof,  which  appointment as attorney-in-fact  is irrevocable and coupled with an interest.  Without limiting the  generality of the  foregoing,  so long as the Buyer shall be entitled under this Section 5.01 to make collections in respect of the Pledged Collateral,  the
Buyer shall have the right and power to receive,  endorse and collect all checks made payable to the order of NFI Holding  representing any dividend,  payment or other  distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

     (l) Termination.  When all of the Obligations shall have been paid in full, this  Agreement  shall  terminate  and the  Buyer  shall  forthwith  cause to be assigned,  transferred and delivered,  against receipt but without any recourse, warranty or  representation  whatsoever,  any remaining  Pledged  Collateral and money received in respect thereof, to or on the order of NFI Holding.

     (m) Expenses. NFI Holding agrees to pay, and the Obligations shall include, all out-of-pocket  expenses (including reasonable expenses for legal services of every kind) of, or incident to the  enforcement of any of the provisions of this
Section 5.01, or performance  by the Buyer of any  obligations of NFI Holding in respect of the  Pledged  Collateral  which NFI  Holding has failed or refused to perform,  or  any  actual  or  attempted  sale,  or any  exchange,  enforcement,
collection,   compromise  or  settlement  in  respect  of  any  of  the  Pledged
Collateral,  and for  the  care  of the  Pledged  Collateral  and  defending  or asserting  rights and claims of the Buyer in respect  thereof,  by litigation or otherwise.

     (n) Further  Assurances.  NFI Holding agrees to, from time to time upon the request of the Buyer,  execute and deliver  such further  documents  and do such other acts and things as the Buyer may reasonably request in order to effectuate the purposes of this Guaranty.

     (o)  Inter-Company  Loans.  NovaStar  Mortgage  shall not loan or otherwise transfer  any funds (a  "Transfer")  to any  Person  except to a  subsidiary  of
NovaStar Financial and which such Transfer is in the ordinary course of business of NovaStar Mortgage.

     5.02 Right of Set-off.  Upon the  occurrence  of any Event of Default,  the
Guarantors  hereby  irrevocably  authorize the Buyer or any of its Affiliates at any time and from time to time without notice to the Guarantors, any such notice being expressly  waived by the Guarantors,  to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether  direct or  indirect,  absolute or  contingent,  matured or unmatured, at any time held or owing by the Buyer or any of its Affiliates to or for the credit or the  account of the  Guarantors,  or any part  thereof in such amounts as the Buyer may elect,  against and on account of the  obligations  and liabilities of the Guarantors to the Buyer  hereunder and claims of every nature and description of the Buyer or any of its Affiliates against the Guarantors, in any currency,  whether arising hereunder,  under the Master Repurchase Agreement as the Buyer may elect, whether or not the Buyer has made any demand for payment and although  such  obligations,  liabilities  and claims may be  contingent  or unmatured.  The Buyer shall notify the  Guarantors  promptly of any such set-off and the  application  made by the Buyer,

provided  that the failure to give such notice  shall not affect the validity of such set-off and  application.  The rights of the Buyer and its Affiliates under this  Section are in addition to other rights and  remedies  (including  without limitation,  other  rights of set-off)  which the Buyer and its  Affiliates  may have.

     6. No  Subrogation.  Notwithstanding  any payment or  payments  made by the
Guarantors hereunder or any set-off or application of funds of the Guarantors by the Buyer or any of its Affiliates,  the Guarantors  shall not be entitled to be subrogated  to any of the  rights of the Buyer  against  any Seller or any other guarantor or any collateral security or guarantee or right of offset held by the
Buyer for the payment of the  Obligations,  nor shall the Guarantors  seek or be entitled to seek any contribution or reimbursement  from any Seller or any other guarantor in respect of payments  made by the  Guarantors  hereunder,  until all amounts owing to the Buyer by the Sellers on account of the Obligations are paid in full and the Master Repurchase  Agreement is terminated.  If any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the  Obligations  shall not have been paid in full,  such amount shall be held by the  Guarantors in trust for the Buyer,  segregated  from other funds of each Guarantor,  and shall, forthwith upon receipt by the Guarantors,  be turned over to the Buyer in the exact form received by the Guarantors (duly indorsed by
the  Guarantors  to  the  Buyer,  if  required),   to  be  applied  against  the
Obligations,  whether  matured  or  unmatured,  in such  order as the  Buyer may determine.

     7. Amendments,  Etc. with Respect to the Obligations.  The Guarantors shall remain  obligated  hereunder  notwithstanding  that,  without any reservation of rights  against the  Guarantors  and without  notice to or further assent by the
Guarantors,  any demand for payment of any of the Obligations  made by the Buyer may be  rescinded  by the Buyer and any of the  Obligations  continued,  and the
Obligations,  or the  liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto,  may,  from time to time,  in whole or in part,  be renewed,  extended, amended, modified, accelerated,  compromised, waived, surrendered or released by the Buyer, and the Master Repurchase  Agreement and any other documents executed and delivered in connection therewith may be amended, modified,  supplemented or terminated,  in whole or in part, as the Buyer may deem  advisable  from time to time, and any collateral security, guarantee or right of offset at any time held by the Buyer for the payment of the Obligations may be sold, exchanged,  waived, surrendered  or released.  The Buyer shall not have any  obligation  to protect, secure,  perfect or insure any lien at any time held by it as  security  for the
Obligations or for this Guaranty or any property  subject  thereto.  When making any demand hereunder against any Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on the Sellers or the other Guarantors, and any failure by the Buyer to make any such demand or to collect any payments from the Sellers or the other  Guarantors or any release of the Sellers or such other
Guarantors shall not relieve the Guarantors of their  obligations or liabilities hereunder,  and shall not impair or affect the rights and  remedies,  express or implied,  or as a matter of law, of the Buyer  against the  Guarantors.  For the purposes hereof "demand" shall include the  commencement  and continuance of any legal proceedings.

     8.  Waiver  of  Rights.  The  Guarantors  waive  any and all  notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of  reliance  by the Buyer upon this  Guaranty  or  acceptance  of this
Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created,  contracted or incurred, or renewed,  extended,

amended or waived, in reliance upon this Guaranty;  and all dealings between the
Sellers and the  Guarantors,  on the one hand, and the Buyer, on the other hand, likewise  shall be  conclusively  presumed  to have been had or  consummated  in reliance  upon this  Guaranty.  The  Guarantors  waive  diligence,  presentment, protest,  demand for payment and notice of default or  nonpayment to or upon the
Sellers or the Guarantors with respect to the Obligations.

     9. Guaranty Absolute and Unconditional. The Guarantors understand and agree
that  this  Guaranty   shall  be  construed  as  a   continuing,   absolute  and
unconditional  guarantee of the full and punctual payment and performance by the
Sellers of the  Obligations and not of their  collectibility  only, and is in no way conditioned upon any requirement that the Buyer first attempt to collect any of the  obligations  from  the  Sellers,  without  regard  to (a) the  validity, regularity or  enforceability  of the Master  Repurchase  Agreement,  any of the
Obligations or any other collateral  security  therefor or guarantee or right of offset with  respect  thereto at any time or from time to time held by the Buyer
(b) any  defense,  set-off or  counterclaim  (other than a defense of payment or performance)  which may at any time be  available  to or be asserted by a Seller against the Buyer,  or (c) any other  circumstance  whatsoever  (with or without notice to or knowledge of the Sellers or the Guarantors) which  constitutes,  or might be construed to  constitute,  an equitable or legal  discharge of a Seller from the Obligations,  or of the Guarantors from this Guaranty, in bankruptcy or in any other instance.  When pursuing its rights and remedies  hereunder against the Guarantors,  the Buyer may, but shall be under no obligation to, pursue such rights and  remedies as it may have  against a Seller or any other Person or any collateral security or guarantee for the Obligations or any right of offset with respect  thereto,  and any failure by the Buyer to pursue  such other  rights or remedies or to collect any payments from a Seller or any such other Person or to realize upon any such  collateral  security or guarantee or to exercise any such right of offset, or any release of a Seller or any such other Person or any such collateral  security,  guarantee  or right of  offset,  shall  not  relieve  the
Guarantors of any liability hereunder, and shall not impair or affect the rights and remedies,  whether express,  implied or available as a matter of law, of the
Buyer  against the  Guarantors.  This  Guaranty  shall  remain in full force and effect and be binding in accordance with and to the extent of its terms upon the
Guarantors  and the  successors  and  assigns  thereof,  and shall  inure to the benefit of the Buyer,  and its successors,  endorsees,  transferees and assigns, until all the  Obligations  and the  obligations  of the  Guarantors  under this
Guaranty shall have been satisfied by payment in full and the Master  Repurchase
Agreement shall be terminated, notwithstanding that from time to time during the term of the  Master  Repurchase  Agreement  the  Sellers  may be free  from  any
Obligations.

     10.  Reinstatement.  This Guaranty  shall  continue to be effective,  or be reinstated,  as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by
the  Buyer  upon  the  insolvency,  bankruptcy,   dissolution,   liquidation  or
reorganization of any Seller or any of the Guarantors, or upon or as a result of the  appointment  of a receiver,  intervenor  or  conservator  of, or trustee or similar officer for, any Seller or any of the Guarantors or any substantial part of its property, or otherwise, all as though such payments had not been made.

     11. Payments.  The Guarantors hereby guarantee that payments hereunder will be paid to the  Buyer  without  set-off  or  counterclaim  in  U.S.  Dollars  in accordance with the wiring instructions of the Buyer.

     12. Notices. All notices,  requests and other  communications  provided for herein (including without limitation any modifications of, or waivers,  requests or consents under,  this Guaranty) shall be given or made in writing  (including without limitation by telex or telecopy) and delivered to the intended recipient at the "Address for Notices"  specified on the signature page hereto;  or, as to any party,  at such  other  address  as shall be  designated  by such party in a written notice to each other party. All such  communications  shall be deemed to have been  duly  given  when  transmitted  by telex or  telecopy  or  personally delivered or, in the case of a mailed notice,  upon receipt,  in each case given or addressed as aforesaid.

     13.  Severability.  Any provision of this  Guaranty  which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render  unenforceable such provision in any other jurisdiction.

     14.  Integration.  This  Guaranty and the Program  Documents  represent the agreement  of the  Guarantors  with  respect to the  subject  matter  hereof and thereof and there are no promises or  representations  by the Buyer  relative to the subject matter hereof or thereof not reflected herein or therein.

     15. Amendments in Writing; No Waiver;  Cumulative Remedies. (a) None of the
terms or  provisions of this Guaranty may be waived,  amended,  supplemented  or otherwise modified except by a written instrument executed by the Guarantors and the Buyer,  provided  that any  provision of this  Guaranty may be waived by the
Buyer.

     (b) The Buyer shall not by any act (except by a written instrument pursuant to Section 15(a) hereof), delay, indulgence,  omission or otherwise be deemed to have waived any right or remedy  hereunder or to have  acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions  hereof.
No failure to exercise,  nor any delay in exercising,  on the part of the Buyer, any right,  power or privilege  hereunder shall operate as a waiver thereof.  No single or partial  exercise of any right,  power or  privilege  hereunder  shall preclude  any other or further  exercise  thereof or the  exercise  of any other right,  power  or  privilege.  A waiver  by the  Buyer  of any  right or  remedy hereunder  on any one  occasion  shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.

     (c)  The  rights  and  remedies  herein  provided  are  cumulative,  may be exercised  singly or  concurrently  and are not exclusive of any other rights or remedies provided by law.

     16. Section  Headings.  The section  headings used in this Guaranty are for convenience of reference only and are not to affect the  construction  hereof or be taken into consideration in the interpretation hereof.

     17.  Successors  and  Assigns.  This  Guaranty  shall be  binding  upon the successors  and assigns of the  Guarantors and shall inure to the benefit of the
Buyer and its successors  and assigns.  This Guaranty may not be assigned by any of the Guarantors without the express written consent of the Buyer.

     18.  Governing Law. THIS GUARANTY SHALL BE GOVERNED BY NEW YORK LAW WITHOUT
REFERENCE TO CHOICE OF LAW DOCTRINE.

     19. SUBMISSION TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY WAIVES TRIAL
BY  JURY.  EACH  GUARANTOR  HEREBY  IRREVOCABLY  CONSENTS  TO THE  NON-EXCLUSIVE
JURISDICTION  OF ANY  COURT OF THE STATE OF NEW YORK,  OR IN THE  UNITED  STATES
DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING
TO THE PROGRAM  DOCUMENTS IN ANY ACTION OR  PROCEEDING.  EACH  GUARANTOR  HEREBY
SUBMITS TO, AND WAIVES ANY OBJECTION EACH  GUARANTOR MAY HAVE TO,  NON-EXCLUSIVE
PERSONAL  JURISDICTION  AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT
TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

     20. Other Liens. Notwithstanding anything to the contrary contained herein, liens previously granted by the Guarantors in favor of the Buyer or future liens that are granted by the  Guarantors in favor of the Buyer will not  constitute a breach of this Guaranty.

     21. Agents. The Buyer may employ agents and attorneys-in-fact in connection herewith and shall not be  responsible  for the  negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

     22.  Counterparts.   This  Guaranty  may  be  executed  in  any  number  of
counterparts, all of which when taken together shall constitute one and the same instrument  and any of the parties  hereto may execute this  Guaranty by signing any such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered as of the day and year first above written.

NOVASTAR FINANCIAL, INC.,
jointly and severally as Guarantor

By:     /s/ Michael L. Bamburg
   -----------------------------------------
Name:   Michael L. Bamburg
Title:  Executive Vice President

NFI HOLDING CORPORATION,
jointly and severally as Guarantor and as Pledgor

By:     /s/ Gregory S. Metz
   -----------------------------------------
Name:   Gregory S. Metz
Title:  Senior Vice President

NOVASTAR MORTGAGE INC.,
jointly and severally as Guarantor

By:     /s/ Michael L. Bamburg
   -----------------------------------------
Name:   Michael L. Bamburg
Title:  Executive Vice President

HOMEVIEW LENDING, INC.,
jointly and severally as Guarantor

By:     /s/ Gregory S. Metz
   -----------------------------------------
Name:   Gregory S. Metz
Title:  VP, CFO & Treasurer

Address for Notices with respect to each of the foregoing:
8140 Ward Parkway, Suite 300
Kansas City, Missouri 64114
Attention:        Todd Phillips
Telephone:        (816) 237-7559
Facsimile:        (816) 237-7515
E-mail:  todd.phillips@novastar1.com

WACHOVIA BANK, NATIONAL ASSOCIATION

By:     /s/ Andrew W. Riebe
   -----------------------------------------
Name:   Andrew W. Riebe
Title:  Director

Address for Notices:
301 South College Street
Charlotte, North Carolina 28288-0610
Attention: Andrew W. Riebe
Telephone: (704) 715-1403
Facsimile: (704) 383-8121
Email:  andy.riebe@wachovia.com